Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Quarterly Report of Asbury Automotive Group, Inc. (the "Company") on Form 10-Q for the three months ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Gordon Smith, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ J. Gordon Smith
---------------------------------------------------------
J. Gordon Smith
Chief Financial Officer
May 10, 2004



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